UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 5, 2005


                        UNITED FUEL & ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


           Nevada                    333-68008                  62-1772151
(State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)            File Number)            Identification No.)

            405 N. Marienfeld, 3rd Floor                          79701
                    Midland, Texas
       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (432) 571-8049

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      This Form 8-K and other reports filed by United Fuel & Energy Corporation (the "Registrant" or the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Item 8.01 Other Events.

      On May 5, 2005, the Registrant issued a press release announcing the results of its operations for the 2004 fiscal year. It provided financial and operations related data and guidance for the 2005 fiscal year.

      The Registrant hereby discloses the audited financial statements of its wholly-owned subsidiary, United Fuel & Energy Corporation, a Texas corporation, as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003, and 2002 in this Form 8-K as Exhibit 99.2.

      Item 9. Financial Statements and Exhibits

      (a) Financial Statements of Businesses Acquired.

      Not applicable.

      (b) Pro Forma Financial Information

      Not applicable

      (c) Exhibits.

       Exh. No.   Description
       --------   -----------

         99.1.    Press Release

         99.2 Audited Financial Statements of United Fuel & Energy Corporation, a Texas corporation and a wholly-owned subsidiary of the Registrant
--------------------------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               UNITED FUEL & ENERGY CORPORATION
                                               (Registrant)

Date: May 5, 2005                              /s/ Bobby W. Page
                                               ---------------------------------
                                               Bobby W. Page, Vice President and
                                               Chief Financial Officer